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                            MFS/SUN LIFE SERIES TRUST

                           Conservative Growth Series


                      SUPPLEMENT TO THE CURRENT PROSPECTUS


The description of portfolio managers under the "Management of the Series Investment Adviser" section is hereby revised as follows:

John D. Laupheimer, Jr., a Senior Vice President of MFS, and Mitchell D. Dynan, a Vice President of MFS, have been portfolio managers of the series since January 1, 1993 and January 1, 1995, respectively and have been employed as portfolio managers by the Adviser since 1981 and 1986, respectively.


              The date of this Supplement is September 1, 1998.